UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Rydex ETF Trust
                                  -------------
             (Exact name of registrant as specified in its charter)

                Delaware                                 See Below
----------------------------------------          -----------------------
(State of incorporation or organization)               (IRS Employer
                                                    Identification No.)

         c/o Rydex Investments
      9601 Blackwell Rd. Suite 500
              Rockville, MD                               20850
----------------------------------------          -----------------------
(Address of principal executive offices)               (Zip Code)


        Securities to be registered pursuant to Section 12(b) of the Act:

----------------------------------------------------------------------------------------------------------------
                Title of each                       Name of exchange on which each        I.R.S. Employer
            class to be registered                    class is to be registered        Identification Number
----------------------------------------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Energy ETF
(formerly, Rydex 2x Energy ETF)                        American Stock Exchange               26-2373022
----------------------------------------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Energy ETF
(formerly, Rydex Inverse 2x Energy ETF)                American Stock Exchange               26-2372090
----------------------------------------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Financial ETF
(formerly, Rydex 2x Financials ETF)                    American Stock Exchange               26-2373528
----------------------------------------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Financial ETF
(formerly, Rydex Inverse 2x Financials ETF)            American Stock Exchange               26-2372158
----------------------------------------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Health Care ETF
(formerly, Rydex 2x Health Care ETF)                   American Stock Exchange               26-2373761
----------------------------------------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Health Care ETF
(formerly, Rydex Inverse 2x Health Care ETF)           American Stock Exchange               26-2372408
----------------------------------------------------------------------------------------------------------------
Rydex 2x S&P Select Sector Technology ETF
(formerly, Rydex 2x Technology ETF)                    American Stock Exchange               26-2373594
----------------------------------------------------------------------------------------------------------------
Rydex Inverse 2x S&P Select Sector Technology ETF
(formerly, Rydex Inverse 2x Technology ETF)            American Stock Exchange               26-2372250
----------------------------------------------------------------------------------------------------------------

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [X]

If this form relates to the  registration  of a class of securities  pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [ ]

Securities  Act  registration  statement file number to which this form relates:
333-101625

Securities to be registered pursuant to Section 12(g) of the Act:  None.

ITEM 1.    DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

Reference  is  made  to  Post-Effective  Amendment  No.  10 to the  Registrant's
Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0000935069-08-000443 on February 28, 2008 (Securities Act file number 333-101625 and Investment Company Act file number 811-21261), which is incorporated herein by reference.

ITEM 2.    EXHIBITS

A. Registrant's Agreement and Declaration of Trust dated November 22, 2002 is incorporated herein by reference to Exhibit (a)(1) of the Registrant's Initial Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0001047469-02-005491 on December 3, 2002. Further, an Amendment dated
     November 21, 2005 to the Registrant's Agreement and Declaration of Trust dated November 22, 2005 is incorporated herein by reference to Exhibit
     (a)(3) of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, as filed with the U.S. Securities and Exchange Commission via EDGAR Accession No. 0000935069-06-000534 on March 1, 2006.

B. Registrant's Amended and Restated By-Laws are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A, as filed with the SEC via EDGAR Accession No. 0000935069-06-000534 on March 1, 2006.

                                    SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                   Rydex ETF Trust

Date:  May 22, 2008                                By:  /S/ CARL G. VERBONCOEUR
                                                        -----------------------
                                                        Carl G. Verboncoeur
                                                        President